UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 03, 2023

EyePoint Pharmaceuticals, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-51122	26-2774444
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

480 Pleasant Street
Watertown, Massachusetts		02472
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (617) 926-5000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	EYPT	The NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On January 5, 2023, EyePoint Pharmaceuticals, Inc. (the “Company”) issued a press release announcing its preliminary fourth quarter and full-year 2022 net product revenue and certain other corporate updates. The amounts included in the press release are preliminary, have not been audited and are subject to change upon completion of the Company’s audited financial statements for the year ended December 31, 2022. Additional information and disclosures would be required for a more complete understanding of the Company’s financial position and results of operations as of December 31, 2022. A copy of the press release is filed as Exhibit 99.1 hereto.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Jay S. Duker, M.D. Promotion and Employment Agreement Amendment

Effective January 3, 2023 (the “Duker Start Date”), the Board of Directors (the “Board”) of the Company appointed Jay S. Duker, M.D., age 64, as the Company's President and Chief Operating Officer.

Dr. Duker has served as the Company’s Chief Operating Officer since November 2021. Dr. Duker previously served as the Company’s Chief Strategic Scientific Officer in a part time capacity from July 2020 to November 2021 and as an independent member of the Board from 2016 to 2020. Dr. Duker has served in wide-ranging roles in clinical, research, business, start-ups, and academic settings. In addition to his earlier roles at the Company, Dr. Duker was the Director of the New England Eye Center and Chair of Ophthalmology at Tufts Medical Center and the Tufts University School of Medicine from 2001 to 2021. Additionally, Dr. Duker co-founded several start-ups, including Hemera Biosciences, a gene therapy company that developed an anti-complement treatment for dry macular degeneration, which was acquired by Janssen in 2020. Dr. Duker is currently the Chair of the Board of Sesen Bio, a publicly traded clinical stage biopharmaceutical company. He has published more than 300 journal articles related to ophthalmology and is co-author of Yanoff and Duker’s Ophthalmology, an ophthalmic textbook. Dr. Duker received an A.B. from Harvard University and an M.D. from the Jefferson Medical College of Thomas Jefferson University.

In connection with Dr. Duker’s appointment on the Duker Start Date, the Company and Dr. Duker entered into an amendment (the “Duker Employment Agreement Amendment”) to that certain Amended and Restated Employment Agreement, initially effective as of November 1, 2021 (the “Duker Employment Agreement”).

Pursuant to the Duker Employment Agreement Amendment, Dr. Duker was promoted to the role of President and Chief Operating Officer of the Company, reporting to the Company’s Chief Executive Officer. Dr. Duker is entitled to receive an annual base salary of $581,000, subject to increase from time to time. In addition, Dr. Duker is eligible to receive an annual cash bonus, which is based on the achievement of individual and corporate performance objectives, calculated as a percentage of his annual base salary, and which will be determined by the Board, in its sole discretion. Dr. Duker’s target annual bonus is 55% of his annual base salary.

Pursuant to the Duker Employment Agreement Amendment, subsequent to the Duker Start Date on dates to be determined by the Compensation Committee of the Board, the Company will grant Dr. Duker, subject to the Company’s adoption and stockholder approval of a new equity incentive plan, (a) an option to purchase 85,000 shares of the Company's common stock with 25% of the shares underlying the options vesting on the first anniversary of the applicable grant date followed by ratable monthly vesting through the fourth anniversary of the applicable grant date, and (b) 45,000 restricted stock units with 33% of the shares underlying the restricted stock units vesting 12 months following the applicable grant date, 33% of the shares underlying the restricted stock units vesting 24 months following the applicable grant date and 33% of the shares underlying the restricted stock units vesting 30 months following the applicable grant date.

Under the Duker Employment Agreement Amendment, if Dr. Duker’s employment is terminated by the Company without Cause or by Dr. Duker for Good Cause (as such terms are defined in the Duker Employment Agreement), Dr. Duker will be entitled to (a) his base salary for the period of 12 months from the date of termination; (b) 100% of his target bonus for the calendar year in which his employment terminates, pro-rated through the date of termination; (c) 100% of his target bonus, in each case of (a), (b) and (c), payable in equal installments during the period of base salary continuation payable in clause (a); and (d) reimbursements equal to the portion of the monthly health premiums paid by the Company on Dr. Duker’s behalf and that of his eligible dependents immediately preceding the date that Dr. Duker’s employment terminates until the earlier of (i) the last day of the period of base salary continuation under clause (a) and (ii) the date that Dr. Duker and his eligible dependents become ineligible for COBRA coverage. In addition, any unvested equity awards held by Dr. Duker as of immediately prior to his termination of employment that would have vested as of the first anniversary of the date of his termination of employment had he remained in continuous employment with the Company or any subsidiary through such first anniversary will vest upon Dr. Duker’s termination of employment and any such equity awards that are subject to exercise shall remain exercisable until the earlier of three (3) months following the date of Dr. Duker’s termination of employment and the last day of the option term.

In the event Dr. Duker’s employment is terminated by the Company without Cause or by Dr. Duker for Good Cause within 60 days prior to, or within 18 months following a "Change of Control" (as such term is defined in the Duker Employment Agreement), the Company will pay Dr. Duker (i) his base salary for 18 months from the date of termination, payable in a lump sum; (ii) 100% of his target bonus for the calendar year in which his employment terminates, pro-rated through the date of termination payable in a lump sum; (iii) 150% of his target bonus payable in a lump sum; and (iv) reimbursements equal to the portion of the monthly health premiums paid by the Company on Dr. Duker’s behalf and that of his eligible dependents immediately preceding the date that Dr. Duker’s employment terminates until the earlier of (A) the last day of the period of base salary continuation under clause (i) and (B) the date that Dr. Duker and his eligible dependents become ineligible for COBRA coverage. In addition, all of Dr. Duker’s then-outstanding equity awards will immediately accelerate and vest in full upon such termination of employment (or, if later, upon the occurrence of the Change of Control) and any such equity awards that are subject to exercise shall remain exercisable until the earlier of the first anniversary of the date of Dr. Duker’s termination (or three (3) months following the date of his employment termination in the case of any incentive stock options) and the last day of the option term.

In addition to the payments set forth in the preceding paragraphs, upon the termination of Dr. Duker’s employment for any reason, Dr. Duker will be entitled to receive any earned or accrued amounts and vested benefits that remain unpaid as of the date of his termination of employment. The payments and benefits set forth above are subject to Dr. Duker’s execution of a release of claims.

There are no family relationships between Dr. Duker and any director or executive officer of the Company, and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

The description of the Duker Employment Agreement Amendment contained herein does not purport to be complete and is qualified in its entirety by reference to the complete text of the Duker Employment Agreement Amendment, a copy of which is filed as Exhibit 10.1 to this current report on Form 8-K.

Nancy S. Lurker Employment Agreement

Effective as of January 3, 2023, the role of President of the Company transitioned from Nancy S. Lurker to Dr. Duker. Ms. Lurker will remain Chief Executive Officer of the Company.

On January 3, 2023, the Company and Ms. Lurker entered into an amendment (the “Lurker Employment Agreement Amendment”) to that certain employment agreement, initially effective as of September 15, 2016 (the “Lurker Employment Agreement”). The Lurker Employment Agreement Amendment provides that if Ms. Lurker’s employment is terminated by the Company without Cause or by Ms. Lurker for Good Cause (as such terms are defined in the Lurker Employment Agreement), Ms. Lurker will be entitled to (a) her base salary for the period of 18 months from the date of termination; (b) 100% of her target bonus for the calendar year in which her employment terminates, pro-rated through the date of termination; (c) 150% of her target bonus, in each case of (a), (b) and (c), payable in equal installments during the period of base salary continuation payable in clause (a); and (d) reimbursements equal to the portion of the monthly health premiums paid by the Company on Ms. Lurker’s behalf and that of her eligible dependents immediately preceding the date that Ms. Lurker’s employment terminates until the earlier of (A) the last day of the period of base salary continuation under clause (a) and (B) the date that Ms. Lurker and her eligible dependents become ineligible for COBRA coverage. In addition, any unvested options to purchase common stock of the Company held by Ms. Lurker as of immediately prior to her termination of employment that would have vested as of the eighteen (18) month anniversary of the date of her termination of employment had she remained in continuous employment with the Company or any subsidiary through such eighteen (18) month anniversary will vest upon Ms. Lurker’s termination of employment and shall remain exercisable until the earlier of three (3) months following the date of Ms. Lurker’s termination of employment and the last day of the option term.

In the event Ms. Lurker’s employment is terminated by the Company without Cause or by Ms. Lurker for Good Cause within 60 days prior to, or within 18 months following a "Change of Control" (as such term is defined in the Lurker Employment Agreement), the Company will pay Ms. Lurker (i) her base salary for 24 months from the date of termination, payable in a lump sum; (ii) 100% of her target bonus for the calendar year in which her employment terminates, pro-rated through the date of termination payable in a lump sum; (iii) 200% of her target bonus payable in a lump sum; and (iv) reimbursements equal to the portion of the monthly health premiums paid by the Company on Ms. Lurker’s behalf and that of her eligible dependents immediately preceding the date that Ms. Lurker’s employment terminates until the earlier of (A) the end of the twenty-four (24) month period immediately following the date of termination and (B) the date that Ms. Lurker and her eligible dependents become ineligible for COBRA coverage. In addition, all of Ms. Lurker’s then-outstanding equity awards will immediately accelerate and vest in full upon such termination of employment (or, if later, upon the occurrence of the Change of Control) and any such equity awards that are subject to exercise shall remain exercisable until the earlier of the first anniversary of the date of Ms. Lurker’s termination (or three (3) months following the date of her employment termination in the case of any incentive stock options) and the last day of the option term.

In addition to the payments set forth in the preceding paragraphs, upon the termination of Ms. Lurker’s employment for any reason, Ms. Lurker will be entitled to receive any earned or accrued amounts and vested benefits that remain unpaid as of the date of her termination of employment. The payments and benefits set forth above are subject to Ms. Lurker’s execution of a release of claims.

The description of the Lurker Employment Agreement Amendment contained herein does not purport to be complete and is qualified in its entirety by reference to the complete text of the Lurker Employment Agreement Amendment, a copy of which is filed as Exhibit 10.2 to this current report on Form 8-K.

George O. Elston Amended and Restated Employment Agreement

On January 3, 2023, the Company entered into an amended and restated employment agreement with George O. Elston, the Company’s Chief Financial Officer (as amended, the “A&R Elston Employment Agreement”). The A&R Elston Employment Agreement provides that Mr. Elston is entitled to receive an annual base salary of $473,616, subject to adjustment from time to time. Mr. Elston is eligible to receive an annual cash bonus, which is based on the achievement of individual and corporate performance objectives, calculated as a percentage of his annual base salary, and which will be determined by the Board, in its sole discretion. Mr. Elston’s initial target annual bonus is 45% of his annual base salary.

Under the A&R Elston Employment Agreement, if Mr. Elston’s employment is terminated by the Company without Cause or by Mr. Elston for Good Cause (as such terms are defined in the A&R Elston Employment Agreement), Mr. Elston will be entitled to (a) his base salary for the period of 12 months from the date of termination; (b) 100% of his target bonus for the calendar year in which his employment terminates, pro-rated through the date of termination; (c) 100% of his target bonus, in each case of (a), (b) and (c), payable in equal installments during the period of base salary continuation payable in clause (a); and (d) reimbursements equal to the portion of the monthly health premiums paid by the Company on Mr. Elston’s behalf and that of his eligible dependents immediately preceding the date that Mr. Elston’s employment terminates until the earlier of (i) the last day of the period of base salary continuation under clause (a) and (ii) the date that Mr. Elston and his eligible dependents become ineligible for COBRA coverage. In addition, any unvested equity awards held by Mr. Elston as of immediately prior to his termination of employment that would have vested as of the first anniversary of the date of his termination of employment had he remained in continuous employment with the Company or any subsidiary through such first anniversary will vest upon Mr. Elston’s termination of employment and any such equity awards that are subject to exercise shall remain exercisable until the earlier of three (3) months following the date of Mr. Elston’s termination of employment and the last day of the option term.

In the event Mr. Elston’s employment is terminated by the Company without Cause or by Mr. Elston for Good Cause within 60 days prior to, or within 18 months following a "Change of Control" (as such term is defined in the Elston Employment Agreement), the Company will pay Mr. Elston (i) his base salary for 18 months from the date of termination, payable in a lump sum; (ii) 100% of his target bonus for the calendar year in which his employment terminates, pro-rated through the date of termination payable in a lump sum; (iii) 150% of his target bonus payable in a lump sum; and (iv) reimbursements equal to the portion of the monthly health premiums paid by the Company on Mr. Elston’s behalf and that of his eligible dependents immediately preceding the date that Mr. Elston’s employment terminates until the earlier of (A) the end of the eighteen (18) month period immediately following the date of termination and (B) the date that Mr. Elston and his eligible dependents become ineligible for COBRA coverage. In addition, all of Mr. Elston’s then-outstanding equity awards will immediately accelerate and vest in full upon such termination of employment (or, if later, upon the occurrence of the Change of Control) and any such equity awards that are subject to exercise shall remain exercisable until the earlier of three (3) months following the date of his employment termination and the last day of the option term.

In addition to the payments set forth in the preceding paragraphs, upon the termination of Mr. Elston’s employment for any reason, Mr. Elston will be entitled to receive any earned or accrued amounts and vested benefits that remain unpaid as of the date of his termination of employment. The payments and benefits set forth above are subject to Mr. Elston’s execution of a release of claims.

The description of the A&R Elston Employment Agreement contained herein does not purport to be complete and is qualified in its entirety by reference to the complete text of the A&R Elston Employment Agreement, a copy of which is filed as Exhibit 10.3 to this current report on Form 8-K.

Scott Jones A&R Employment Agreement

On January 3, 2023, the Company entered into an amended and restated employment agreement with Scott Jones, the Company’s Senior Vice President and Chief Commercial Officer (as amended, the “A&R Jones Employment Agreement”). The A&R Jones Employment agreement provides that Mr. Jones is entitled to receive an annual base salary of $440,414, subject to adjustment from time to time. Mr. Jones is eligible to receive an annual cash bonus, which is based on the achievement of individual and corporate performance objectives, calculated as a percentage of his annual base salary, and which will be determined by the Board, in its sole discretion. Mr. Jones’ initial target annual bonus is 45% of his annual base salary.

Under the A&R Jones Employment Agreement, if Mr. Jones’ employment is terminated by the Company without Cause or by Mr. Jones for Good Cause (as such terms are defined in the A&R Jones Employment Agreement), Mr. Jones will be entitled to (a) his base salary for the period of 12 months from the date of termination; (b) 100% of his target bonus for the calendar year in which his employment terminates, pro-rated through the date of termination; (c) 100% of his target bonus, in each case of (a), (b) and (c), payable in equal installments during the period of base salary continuation payable in clause (a); and (d) reimbursements equal to the portion of the monthly health premiums paid by the Company on Mr. Jones’ behalf and that of his eligible dependents immediately preceding the date that Mr. Jones’ employment terminates until the earlier of (i) the last day of the period of base salary continuation under clause (a) and (ii) the date that Mr. Jones and his eligible dependents become ineligible for COBRA coverage. In addition, any unvested equity awards held by Mr. Jones as of immediately prior to his termination of employment that would have vested as of the first anniversary of the date of his termination of employment had he remained in continuous employment with the Company or any subsidiary through such first anniversary will vest upon Mr. Jones’ termination of employment and any such equity awards that are subject to exercise shall remain exercisable until the earlier of three (3) months following the date of Mr. Jones’ termination of employment and the last day of the option term.

In the event Mr. Jones’ employment is terminated by the Company without Cause or by Mr. Jones for Good Cause within 60 days prior to, or within 18 months following a "Change of Control" (as such term is defined in the A&R Jones Employment Agreement), the Company will pay Mr. Jones (i) his base salary for 18 months from the date of termination, payable in a lump sum; (ii) 100% of his target bonus for the calendar year in which his employment terminates, pro-rated through the date of termination payable in a lump sum; (iii) 150% of his target bonus payable in a lump sum; and (iv) reimbursements equal to the portion of the monthly health premiums paid by the Company on Mr. Jones’ behalf and that of his eligible dependents immediately preceding the date that Mr. Jones’ employment terminates until the earlier of (A) the end of the eighteen (18) month period immediately following the date of termination and (B) the date that Mr. Jones and his eligible dependents become ineligible for COBRA coverage. In addition, all of Mr. Jones’ then-outstanding equity awards will immediately accelerate and vest in full upon such termination of employment (or, if later, upon the occurrence of the Change of Control) and any such equity awards that are subject to exercise shall remain exercisable until the earlier of three (3) months following the date of his employment termination and the last day of the option term.

In addition to the payments set forth in the preceding paragraphs, upon the termination of Mr. Jones’ employment for any reason, Mr. Jones will be entitled to receive any earned or accrued amounts and vested benefits that remain unpaid as of the date of his termination of employment. The payments and benefits set forth above are subject to Mr. Jones’ execution of a release of claims.

The description of the A&R Jones Employment Agreement contained herein does not purport to be complete and is qualified in its entirety by reference to the complete text of the A&R Jones Employment Agreement, a copy of which is filed as Exhibit 10.4 to this current report on Form 8-K.

Item 8.01 Other Events.

On January 4, 2023, the Company issued a press release announcing the appointment of Dr. Duker. A copy of the press release is filed with this Current Report on Form 8-K as Exhibit 99.2.

On January 5, 2023, the Company issued a press release announcing its preliminary fourth quarter and full-year 2022 net product revenue and certain other corporate updates. A copy of the press release is filed with this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	First Amendment to Employment Agreement, dated January 3, 2023, by and between EyePoint Pharmaceuticals, Inc. and Jay S. Duker
10.2	First Amendment to Employment Letter Agreement, dated January 3, 2023, by and between EyePoint Pharmaceuticals, Inc. and Nancy S. Lurker
10.3	Employment Agreement, dated January 3, 2023, by and between EyePoint Pharmaceuticals, Inc. and George O. Elston
10.4	Employment Agreement, dated January 3, 2023, by and between EyePoint Pharmaceuticals, Inc. and Scott Jones
99.1	Press Release of EyePoint Pharmaceuticals, Inc. dated January 5, 2023
99.2	Press Release of EyePoint Pharmaceuticals, Inc. dated January 4, 2023
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EYEPOINT PHARMACEUTICALS, INC.

Date:	January 6, 2023	By:	/s/ George O. Elston
George O. Elston Chief Financial Officer